Earnings Conference Call May 3, 2016 Quarter Ended March 31, 2016

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations. 2

Income Statement Highlights U.S. GAAP (Unaudited) 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2016 Dec 2015 Mar 2015 Net sales $ 183,926 $ 177,184 $ 193,708 Gross margin $ 42,013 $ 38,748 $ 36,329 Gross margin as a percentage of net sales 22.8% 21.9% 18.8 % Selling, general and administrative $ 25,790 $ 22,278 $ 24,870 SG&A as a percentage of net sales 14.0% 12.6% 12.8 % Operating income (loss) $ 8,603 $ 8,493 $ 912 Net income (loss) from continuing operations $ (15,173) $ (8,600) $ (19,847) Net income (loss) from discontinued operations — — — Net income (loss) $ (15,173) $ (8,600) $ (19,847) Per share data: Net income (loss) from continuing operations - basic $ (0.33) $ (0.19) $ (0.44) Net income (loss) from discontinued operations - basic $ — $ — $ — Net income (loss) - basic $ (0.33) $ (0.19) $ (0.44) Net income (loss) from continuing operations - diluted $ (0.33) $ (0.19) $ (0.44) Net income (loss) from discontinued operations - diluted $ — $ — $ — Net income (loss) - diluted $ (0.33) $ (0.19) $ (0.44) Weighted avg. shares - basic 46,160 46,081 45,443 Weighted avg. shares - diluted 46,160 46,081 45,443

Income Statement Highlights Non-GAAP (Unaudited) 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2016 Dec 2015 Mar 2015 Net sales $ 183,926 $ 177,184 $ 193,708 Adjusted gross margin $ 42,751 $ 39,407 $ 36,517 Gross margin as a percentage of net sales 23.2% 22.2% 18.9 % Adjusted selling, general and administrative $ 23,499 $ 19,761 $ 22,098 Adjusted SG&A as a percentage of net sales 12.8% 11.2% 11.4 % Adjusted operating income (loss) $ 12,907 $ 13,573 $ 7,872 Adjusted net income (loss) from continuing operations $ 1,812 $ 2,171 $ (1,598) Adjusted net income (loss) from discontinued operations — — — Adjusted net income (loss) $ 1,812 $ 2,171 $ (1,598) Adjusted EBITDA $ 23,042 $ 23,531 $ 18,231 Per share data: Adjusted net income (loss) from continuing operations - basic $ 0.04 $ 0.05 $ (0.04) Adjusted net income (loss) from discontinued operations - basic — — — Adjusted net income (loss) - basic $ 0.04 $ 0.05 $ (0.04) Adjusted net income (loss) from continuing operations - diluted $ 0.04 $ 0.04 $ (0.04) Adjusted net income (loss) from discontinued operations - diluted — — — Adjusted net income (loss) - diluted $ 0.04 $ 0.04 $ (0.04) Weighted avg. shares - basic 46,160 46,081 45,443 Weighted avg. shares - diluted 50,056 51,865 45,443

Income Statement Highlights U.S. GAAP (Unaudited) 5 (Amounts in thousands, except percentages and per share data) FY 2016 FY 2015 Net sales $ 734,823 $ 823,192 Gross margin $ 163,280 $ 159,509 Gross margin as a percentage of net sales 22.2% 19.4 % Selling, general and administrative $ 101,446 $ 98,533 SG&A as a percentage of net sales 13.8% 12.0 % Operating income (loss) $ 32,326 $ 22,378 Net income (loss) from continuing operations $ (53,629) $ (19,522) Income (loss) from discontinued operations — 5,379 Net income (loss) $ (53,629) $ (14,143) Per share data: Adjusted net income (loss) from continuing operations - basic $ (1.17) $ (0.43) Adjusted net income (loss) from discontinued operations - basic — 0.12 Adjusted net income (loss) - basic (1.17) (0.31) Adjusted net income (loss) from continuing operations - diluted (1.17) (0.43) Adjusted net income (loss) from discontinued operations - diluted — 0.12 Adjusted net income (loss) - diluted $ (1.17) $ (0.31) Weighted avg. shares - basic 46,004 45,381 Weighted avg. shares - diluted 46,004 45,381

Income Statement Highlights Non-GAAP (Unaudited) 6 (Amounts in thousands, except percentages and per share data) FY 2016 FY 2015 Net sales $ 734,823 $ 823,192 Gross margin $ 165,931 $ 166,530 Gross margin as a percentage of net sales 22.6% 20.2 % Selling, general and administrative $ 88,354 $ 90,022 SG&A as a percentage of net sales 12.0% 10.9 % Operating income (loss) $ 52,816 $ 51,001 Net income (loss) from continuing operations $ 8,917 $ 6,958 Income (loss) from discontinued operations — — Net income (loss) $ 8,917 $ 6,958 Adjusted EBITDA $ 91,144 $ 91,741 Per share data: Adjusted net income (loss) from continuing operations - basic $ 0.19 $ 0.15 Adjusted net income (loss) from discontinued operations - basic — — Adjusted net income (loss) - basic 0.19 0.15 Adjusted net income (loss) from continuing operations - diluted 0.17 0.13 Adjusted net income (loss) from discontinued operations - diluted — — Adjusted net income (loss) - diluted $ 0.17 $ 0.13 Weighted avg. shares - basic 46,004 45,381 Weighted avg. shares - diluted 51,436 52,588

Adjusted Gross Margin Non-GAAP Solid Capacitors 7 For the Quarters Ended (Amounts in thousands) Mar 2016 Dec 2015 Mar 2015 Net sales $ 140,042 $ 135,300 $ 145,680 Gross margin 40,811 37,171 37,184 Adjustments: Inventory revaluation — — (238) Stock-based compensation expense 181 147 292 Plant start-up costs — 10 315 Adjusted gross margin $ 40,992 $ 37,328 $ 37,553 Adjusted gross margin as a percentage of net sales 29.3% 27.6% 25.8%

Adjusted Gross Margin Non-GAAP Film & Electrolytics 8 For the Quarters Ended (Amounts in thousands) Mar 2016 Dec 2015 Mar 2015 Net sales $ 43,884 $ 41,884 $ 48,026 Gross margin 1,202 1,577 (855) Adjustments: Plant shut-down costs 141 231 — Inventory revaluation — — (689) Plant start-up costs 319 150 336 Stock-based compensation expense 97 121 173 Adjusted gross margin $ 1,759 $ 2,079 $ (1,035) Adjusted gross margin as a percentage of net sales 4.0% 5.0% (2.2)%

Adjusted Operating Income (Loss) Non-GAAP Solid Capacitors 9 For the Quarters Ended (Amounts in thousands) Mar 2016 Dec 2015 Mar 2015 Net sales $ 140,042 $ 135,300 $ 145,680 Operating income (loss) 34,538 31,359 29,723 Adjustments: Plant start-up costs — 10 315 Stock-based compensation expense 181 147 292 Restructuring charges 360 753 1,402 Inventory revaluation — — (238) NEC TOKIN investment related expenses — — (7) Gain on sales and disposals of assets 507 (160) 504 Adjusted operating income (loss) $ 35,586 $ 32,109 $ 31,991

Adjusted Operating Income (Loss) Non-GAAP Film & Electrolytics 10 For the Quarters Ended (Amounts in thousands) Mar 2016 Dec 2015 Mar 2015 Net sales $ 43,884 $ 41,884 $ 48,026 Operating income (loss) (1,230) (1,770) (4,555) Adjustments: Plant shut-down costs 141 231 — Plant start-up costs 319 150 336 Stock-based compensation expense 97 121 173 Inventory revaluation — — (689) Restructuring charges 190 987 1,737 Gain (loss) on sales and disposals of assets 43 252 (144) Adjusted operating income (loss) $ (440) $ (29) $ (3,142)

Financial Highlights (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable (2) Calculated by annualizing the current quarter’s Net sales divided by current quarter's accounts receivable (3) Calculated by annualizing the current quarter’s Cost of sales by current quarter's accounts payable 11 (Amounts in millions, except DSO and DPO) Mar 2016 Dec 2015 FX Impact Cash, cash equivalents $ 65.0 $ 43.2 $ 0.5 Capital expenditures $ 6.3 $ 4.9 Short-term debt $ — $ 5.0 Long-term debt 388.9 388.0 Debt premium 1.7 1.9 Total debt $ 390.6 $ 394.9 $ — Equity $ 112.5 $ 124.4 $ 6.6 Net working capital (1) $ 191.1 $ 200.7 $ (1.0) Days in receivables (DSO)(2) 46 46 Days in payables (DPO)(3) 46 42

Sales Summary - Q4 FY2016 12

Sales Summary - FY 2016 13

Appendix

Adjusted Gross Margin Non-GAAP 15 For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2016 Dec 2015 Mar 2015 2016 2015 Net sales $ 183,926 $ 177,184 $ 193,708 $ 734,823 $ 823,192 Gross margin $ 42,013 $ 38,748 $ 36,329 $ 163,280 $ 159,509 Adjustments: Plant shut-down costs 141 231 — 372 889 Plant start-up costs 319 160 651 861 4,556 Stock-based compensation expense 278 268 465 1,418 1,576 Inventory Revaluation — — (928) — — Adjusted gross margin $ 42,751 $ 39,407 $ 36,517 $ 165,931 $ 166,530 Adjusted gross margin as a percentage of net sales 23.2% 22.2% 18.9% 22.6% 20.2%

Adjusted Selling, General & Administrative Expenses Non-GAAP 16 For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2016 Dec 2015 Mar 2015 2016 2015 Net sales $ 183,926 $ 177,184 $ 193,708 $ 734,823 $ 823,192 Selling, general and administrative expenses $ 25,790 $ 22,278 $ 24,870 $ 101,446 $ 98,533 Less adjustments: ERP integration costs/IT transition costs 859 167 1,273 5,677 3,248 Stock-based compensation expense 685 825 838 3,162 2,641 Legal expenses related to antitrust class actions 482 1,300 435 3,041 844 NEC TOKIN investment related expenses 265 225 226 900 1,778 Pension plan adjustment — — — 312 — Adjusted selling, general and administrative expenses $ 23,499 $ 19,761 $ 22,098 $ 88,354 $ 90,022 Adjusted selling, general, and administrative as a percentage of net sales 12.8% 11.2% 11.4% 12.0% 10.9%

Adjusted Operating Income Non-GAAP 17 For the Quarters Ended Fiscal Year (Amounts in thousands) Mar 2016 Dec 2015 Mar 2015 2016 2015 Operating income (loss) $ 8,603 $ 8,493 $ 912 $ 32,326 $ 22,378 Adjustments: ERP integration costs/IT transition costs 859 167 1,273 5,677 3,248 Stock-based compensation expense 1,013 1,154 1,328 4,774 4,512 Restructuring charges 617 1,714 3,437 4,178 13,017 Legal expenses related to antitrust class actions 482 1,300 435 3,041 844 NEC TOKIN investment related expenses 265 225 226 900 1,778 Plant start-up costs 319 160 651 861 4,556 Net (gain) loss on sales and disposals of assets 608 129 538 375 (221) Plant shut-down costs 141 231 — 372 889 Pension plan adjustment — — — 312 — Inventory Revaluation — — (928) — — Adjusted operating income (loss) $ 12,907 $ 13,573 $ 7,872 $ 52,816 $ 51,001

Adjusted Net Income (Loss) and Adjusted EBITDA
Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	For the Quarters Ended Mar 2016	Dec 2015	Mar 2015	Fiscal Year 2016	2015
Net income (loss)	$ (15,173)	$ (8,600)	$ (19,847)	$ (53,629)	$ (14,143)
Adjustments:					
Change in value of NEC TOKIN options	—	(700)	11,100	26,300	(2,100)
Equity (gain) loss from NEC TOKIN	11,648	6,505	2,093	16,406	2,169
Restructuring charges	617	1,714	3,437	4,178	13,017
ERP integration costs/IT transition costs	859	167	1,273	5,677	3,248
Stock-based compensation	1,013	1,154	1,328	4,774	4,512
Legal expenses related to antitrust class actions	482	1,300	435	3,041	844
Net foreign exchange (gain) loss	122	(1,036)	(2,168)	(3,036)	(4,249)
NEC TOKIN investment related expenses	265	225	226	900	1,778
Income tax effect of pension curtailment	155	720	—	875	—
Plant start-up costs	319	160	651	861	4,556
Amortization included in interest expense	210	212	244	859	1,814
(Gain) loss on sales and disposals of assets	608	129	538	375	(221)
Plant shut-down costs	141	231	—	372	889
Pension plan adjustment	—	—	—	312	—
Income tax effect of non-GAAP adjustments	546	(10)	20	652	84
(Income) loss from discontinued operations	—	—	—	—	(5,379)
(Gain) loss on early extinguishment of debt	—	—	—	—	(1,003)
Professional fees related to financing activities	—	—	—	—	1,142
Inventory Revaluation	—	—	(928)	—	—
Adjusted net income (loss)	$ 1,812	$ 2,171	$ (1,598)	$ 8,917	$ 6,958
Adjusted net income (loss) per share - basic	$ 0.04	$ 0.05	$ (0.04)	$ 0.19	$ 0.15
Adjusted net income (loss) per share - diluted	$ 0.04	$ 0.04	$ (0.04)	$ 0.17	$ 0.13
Adjusted EBITDA	$ 23,042	$ 23,531	$ 18,231	$ 91,144	$ 91,741
Weighted avg. shares - basic	46,160	46,081	45,443	46,004	45,381
Weighted avg. shares - diluted	50,056	51,865	45,443	51,436	52,588

18

Adjusted EBITDA Reconciliation

Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands)	For the Quarters Ended Mar 2016	Dec 2015	Mar 2015	Fiscal Year 2016	2015
Net income (loss)	$ (15,173)	$ (8,600)	$ (19,847)	$ (53,629)	$ (14,143)
Income tax expense (benefit)	2,056	2,760	3	6,006	5,227
Interest expense, net	9,925	9,848	10,016	39,591	40,686
Depreciation and amortization	10,160	9,674	10,074	39,016	40,768
EBITDA	6,968	13,682	246	30,984	72,538
Excluding the following items					
Change in value of NEC TOKIN options	—	(700)	11,100	26,300	(2,100)
Equity (gain) loss from NEC TOKIN	11,648	6,505	2,093	16,406	2,169
ERP integration costs/IT transition costs	859	167	1,273	5,677	3,248
Stock-based compensation	1,013	1,154	1,328	4,774	4,512
Restructuring charges	617	1,714	3,437	4,178	13,017
Legal expenses related to antitrust class actions	482	1,300	435	3,041	844
Net foreign exchange (gain) loss	122	(1,036)	(2,168)	(3,036)	(4,249)
NEC TOKIN investment related expenses	265	225	226	900	1,778
Plant start-up costs	319	160	651	861	4,556
(Gain) loss on sales and disposals of assets	608	129	538	375	(221)
Plant shut-down costs	141	231	—	372	889
Pension plan adjustment	—	—	—	312	—
Inventory Revaluation	—	—	(928)	—	—
(Income) loss from discontinued operations	—	—	—	—	(5,379)
(Gain) loss on early extinguishment of debt	—	—	—	—	(1,003)
Professional fees related to financing activities	—	—	—	—	1,142
Adjusted EBITDA	**$ 23,042**	**$ 23,531**	**$ 18,231**	**$ 91,144**	**$ 91,741**

19

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 20

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 21

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 22